                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                --------------------

                                     FORM 8-K/A

                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934


                               SBS TECHNOLOGIES, INC.

                                  AMENDMENT NO. 1

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 1, 1998


        New Mexico                   1-10981                   85-0359415
------------------------      ---------------------    ----------------------
(State of Incorporation)      (Commission File No.)    (IRS Employer I.D. No.)



 2400 Louisiana Blvd, NE  AFC Bldg 5-600  Albuquerque, New Mexico      87110
-------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                       (Zip Code)


     Registrant's telephone number, including area code:    (505) 875-0600

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The audited financial statements and exhibits required under item 7 have been completed and are filed herewith electronically.

(b) Pro Forma Financial Information

On July 1, 1998, SBS Technologies, Inc. ("SBS") acquired, through its newly formed wholly-owned subsidiary, SBS Holdings GmbH, a 50.1% interest in OR Industrial Computers GmbH, ("OR"), from the founder. OR is a German corporation that produces CPU boards utilized in a wide range of embedded computer applications. OR designs, manufactures and markets CPU boards based on Intel computer architecture available in the VME, CompactPCI and PCCompact form factors, as well as VME CPU boards based on the Motorola 680X0 series processors and a series of computer input/output boards.

In addition, SBS acquired, through its newly formed wholly-owned subsidiary, SBS Holdings GmbH, 50.2% of the shares of ORTEC Electronic Assembly, GmbH, ("ORTEC"), a related company, which manufactures OR's commercial products and electronic products for other customers.

SBS acquired, through its wholly-owned subsidiary SBS Embedded Computers, Inc., based in Raleigh, NC, 100% of the shares of OR Computers, Inc., based in Fairfax, VA, which is the U.S. marketing and support organization for the OR product line.

OR, ORTEC and OR Computers, Inc. are entities under common control and are collectively referred to as the "German Group".

The acquisition will be accounted for under the purchase method, whereby the purchase price will be allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values. The allocation of the purchase price is in process and it is expected that a portion of the purchase price will be allocated to in-process research and development which, under generally accepted accounting principles, will be immediately expensed by SBS. The charge to SBS earnings will be recognized in the quarter ending September 30, 1998, and it is possible that such charge will result in SBS reporting a net loss for such quarter.

The unaudited Pro Forma Consolidated Financial Statements reflect the following: (i) preliminary adjustment for the purchase accounting and estimated fair value allocation of the assets acquired and the obligations assumed; (ii) adjustment for the dividend to the former owner of the German Group, and the associated increase in interest expense; (iii) the assumed borrowing of funds on July 1, 1996 with which to acquire the German Group, and the increase of interest expense; and (iv) reduction of interest income on surplus cash used to relieve the assumed debt described above. On July 1, 1998, SBS actually used available cash on hand to consummate the cash portion of the acquisition. The unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1998 was prepared as if the transaction had occurred on that date. The unaudited Pro Forma Consolidated Statements of Operations for the 12-month period ended June 30, 1997 and the nine-month period ended March 31, 1998 were prepared as if the transaction had occurred on July 1, 1996.

In the opinion of SBS management, all adjustments necessary to present fairly such Pro Forma Consolidated Financial Statements have been made based on the terms and structure of the acquisition.

These unaudited Pro Forma Consolidated Financial Statements are not necessarily indicative of what actual results would have been had the transaction occurred at the beginning of the respective periods nor do they purport to indicate the results of future operations of the Company.

These unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the accompanying notes and with the Combined Financial Statements of the German Group filed electronically herewith.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SBS TECHNOLOGIES, INC.




Date:  September 14, 1998                By: /s/ James E. Dixon
                                            ----------------------------------
                                              James E. Dixon, Vice President
                                              Finance & Administration

                      SBS TECHNOLOGIES, INC. AND SUBSIDIARIES
                                   EXHIBIT INDEX



Exhibit Number           Description                     Method of Filing
--------------  --------------------------------   ----------------------------
    23.2        Consent of KPMG Peat Marwick LLP   Filed herewith electronically
kpmg

                OR Industrial Computers GmbH
              ORTEC Electronic Assembly GmbH and
                     OR Computers Inc.



                 COMBINED FINANCIAL STATEMENTS
                   DECEMBER 31, 1997 AND 1996

              With Independent Auditors' Report Thereon kpmg


                          INDEPENDENT AUDITORS' REPORT



We have audited the accompanying combined balance sheets of OR Industrial Computers GmbH, ORTEC Electronic Assembly GmbH and OR Computers Inc. as of December 31, 1997 and 1996 and the related combined statements of operations, changes in shareholders' equity and cash flows for each of the years then ended, all expressed in United States dollars. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of OR Industrial Computers GmbH, ORTEC Electronic Assembly GmbH and OR Computers Inc. as of December 31, 1997 and 1996 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


Munich, Germany
SEPTEMBER 2, 1998
kpmg

                          OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                             COMBINED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996


                                                                   Note     December 31,     December 31,
                                                                                1997             1996
                                                                           -------------   --------------
                                                                                 USD           USD
ASSETS

CURRENT ASSETS
    CASH AND CASH EQUIVALENTS                                                    571,826         160,317
                                                                           -------------  --------------
    ACCOUNTS RECEIVABLE AND OTHER ASSETS
       Trade accounts receivable, net                               2          4,050,693       2,568,652
       Due from shareholders                                        3             78,903         932,614
       Other current assets                                         4             58,676         282,272
                                                                           -------------  --------------
           Total accounts receivable and other assets                          4,188,272       3,783,538
                                                                           -------------  --------------

    INVENTORIES
       Raw materials                                                           1,010,824       1,146,290
       Work in process                                                           581,899         386,332
       Finished goods and merchandise                                            107,750           1,225
       Advance payments                                                           13,153               0
                                                                           -------------  --------------
           Total inventories                                        5          1,713,626       1,533,847
                                                                           -------------  --------------

    PREPAID EXPENSES                                                              20,308          19,668
                                                                           -------------  --------------
           Total current assets                                                6,494,032       5,497,370
                                                                           -------------  --------------

PROPERTY AND EQUIPMENT, NET
       Other equipment, operational and office equipment            6            191,866         224,045
                                                                           -------------  --------------

OTHER ASSETS                                                                       1,679           1,934
                                                                           -------------  --------------
                                                                               6,687,577       5,723,349
                                                                           -------------  --------------
                                                                           -------------  --------------


See accompanying notes to combined financial statements.

                          OR Industrial Computers GmbH
                         ORTEC Electronic Assembly GmbH
                                OR Computers Inc.

                             COMBINED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996
                                   (continued)


                                                                   Note       December 31,    December 31,
                                                                                  1997           1996
                                                                              ------------    ------------
                                                                                 USD              USD
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
       Short-term borrowings                                         7                   0          90,614
       Notes payable                                                 8              69,907          80,604
       Accounts payable                                                            153,541         291,227
       Income taxes payable                                         14           1,618,440         556,611
       Deferred taxes                                               14              12,861               0
       Due to shareholders                                           9             210,786          41,188
       Other accrued expenses                                       10             757,669         869,321
       Other liabilities                                            10             121,795         169,043
                                                                              ------------    ------------
           Total current liabilities                                             2,944,999       2,098,608
                                                                              ------------    ------------
SHAREHOLDERS' EQUITY
       Subscribed capital                                                           87,443          87,443
       Retained earnings                                                         4,603,953       3,930,198
       Cumulative foreign currency translation adjustments                        (948,818)       (392,900)
                                                                              ------------    ------------
           Total shareholders' equity                               11           3,742,578       3,624,741
       Commitments and Contingencies                                12
                                                                              ------------    ------------
                                                                                 6,687,577       5,723,349
                                                                              ------------    ------------
                                                                              ------------    ------------


See accompanying notes to combined financial statements.

kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                        COMBINED STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                   Note       December 31,      December 31,
                                                                                  1997              1996
                                                                              ------------      ------------
                                                                                 USD                USD
      Net Sales                                                     13          12,056,675        12,480,005
      Cost of goods sold                                                        (3,960,160)       (4,960,602)
                                                                              ------------      ------------
         Gross profit                                                            8,096,515         7,519,403
      Selling, general and administrative expenses                              (3,275,728)       (2,998,777)
      Research and development expenses                                         (1,571,778)       (1,197,113)
                                                                              ------------      ------------
      Operating income                                                           3,249,009         3,323,513
      Interest income                                                                7,325           110,306
      Interest expense                                                             (28,632)          (17,558)
                                                                              ------------      ------------
      Income before income taxes                                                 3,227,702         3,416,261
      Income taxes                                                  14          (1,435,441)       (1,667,880)
                                                                              ------------      ------------
      Net income                                                                 1,792,261         1,748,381
                                                                              ------------      ------------
                                                                              ------------      ------------


See accompanying notes to combined financial statements.

kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                        COMBINED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                  Notes     December 31,      December 31,
                                                                                1997              1996
                                                                            ------------      ------------
                                                                                 USD               USD
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                                 1,792,261         1,748,381
    Adjustments to reconcile net income to net cash provided by operating activities
       Depreciation                                                              214,471           308,047
       Loss on disposition of assets                                               3,069                 0
       Deferred income taxes                                                      12,861                 0
       Changes in operating assets and liabilities
           Trade receivables                                                  (1,605,160)          233,938
           Inventories                                                          (230,911)       (1,193,696)
           Other current assets                                                  301,171           363,484
           Prepaid expenses                                                       (1,243)           (4,455)
           Accounts payable                                                     (141,838)           73,170
           Accrued expenses                                                     (114,542)         (475,250)
           Income taxes payable                                                1,095,958           (49,691)
           Other liabilities                                                     (59,597)         (930,917)
                                                                            ------------        ----------
              Net cash provided by operating activities                        1,266,500            73,011
                                                                            ------------        ----------

CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of property and equipment                                       (216,582)         (412,937)
    Proceeds from asset sales                                                      2,528                 0
                                                                            ------------        ----------
              Net cash used in investing activities                             (214,054)         (412,937)
                                                                            ------------        ----------
CASH FLOWS FROM FINANCING ACTIVITIES
    Changes in short-term borrowings                                             (81,083)           93,422
    Profit distributed to shareholder                                         (1,118,506)       (2,308,486)
    Decrease/increase of net due to/from shareholders                          1,037,254          (438,370)
                                                                            ------------        ----------
              Net cash used in financing activities                             (162,335)       (2,653,434)
                                                                            ------------        ----------

EFFECT OF EXCHANGE RATE CHANGES ON CASH                                         (478,602)          315,819
                                                                            ------------        ----------

Net increase/decrease in cash and cash equivalents                               411,509        (2,677,541)
Cash and cash equivalents, beginning of year                                     160,317         2,837,858
                                                                            ------------        ----------
Cash and cash equivalents, end of year                                           571,826           160,317
                                                                            ------------        ----------
                                                                            ------------        ----------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
    Interest paid                                                                 28,632            17,558
    Income taxes paid                                                            280,565         1,678,084

See accompanying notes to combined financial statements.

kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.


                   COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY
                           DECEMBER 31, 1997 AND 1996



                                                                           Cumulative
                                                                             Foreign
                                                                            Currency
                                            Subscribed        Retained     Translation
                                              Capital         Earnings     Adjustments           Total
                                            ----------       --------      -------------       ---------
                                              USD             USD               USD               USD
Balance at January 1, 1996                      87,443        4,490,303           31,958       4,609,704
Profit distribution to shareholders                          (2,308,486)                      (2,308,486)
Result for the year                                           1,748,381                        1,748,381
Translation adjustment                                                          (424,858)       (424,858)
                                            ----------       ----------    -------------      ----------
Balance at December 31, 1996                    87,443        3,930,198         (392,900)      3,624,741

Profit distribution to shareholders                          (1,118,506)                      (1,118,506)
Result for the year                                           1,792,261                        1,792,261
Translation adjustment                                                          (555,918)       (555,918)
                                            ----------       ----------    -------------      ----------
Balance at  December 31, 1997                   87,443        4,603,953         (948,818)      3,742,578
                                            ----------       ----------    -------------      ----------
                                            ----------       ----------    -------------      ----------



See accompanying notes to combined financial statements.

kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                      Notes to Combined Financial Statements

1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)    GENERAL

The combined financial statements include the financial statements of OR Industrial Computers GmbH, ORTEC Electronic Assembly GmbH and OR Computers Inc.(collectively, the "Company"). All significant accounts and transactions between these entities have been eliminated. Combined financial statements have been presented because these entities are under common control and such presentation is more meaningful than a presentation of separate statements.

OR Industrial Computers GmbH, a private limited company under German Commercial Law (HGB), develops, manufactures and distributes electronic devices (hard and software). The business activities are mainly based in Europe and the United States.

The corporate purpose of ORTEC Electronic Assembly GmbH is electronic manufacturing, particularly board assembling.

OR Computers Inc. sells industrial computers as well as pre- and after-sales-services.

(b)    SALES RECOGNITION

The sale of goods is recognised when the significant risks and reward of ownership of the goods are transferred to the buyer (i.e. at delivery). Revenue from long-term contracts is recognised according to the percentage-of-completion method. Revenue from services is recognised when the service is rendered.

(c)    CASH AND CASH EQUIVALENTS

Temporary investments with original maturities of ninety days or less are classified as cash and cash equivalents. The Company's cash and cash equivalents are limited to checking accounts.

(d)    INVENTORIES

Inventories are valued at the lower of cost or net realisable value. Slow moving and obsolete items are provided for. Raw materials cost is determined on a first-in-first-out basis. Manufactured products are generally valued at raw material cost, labour cost and a proportion of manufacturing overheads and determined on a first-in-first-out basis.



                                                                    (Continued)
kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                      Notes to Combined Financial Statements

(e)    PROPERTY AND EQUIPMENT

Property and equipment are shown at cost, less accumulated depreciation. Depreciation on moveable assets follows the straight-line method and also, in part, an accelerated method over the estimated useful lives of one to eight years.

(f)    ACCOUNTS RECEIVABLE AND OTHER ASSETS

Accounts receivable and other current assets are shown at nominal value. Risks are reflected by allowances for doubtful amounts. General provisions to cover bad debt expense amount to 3% of accounts receivable after deduction of VAT.

(g)    INCOME TAXES

The Company accounts for income taxes under the asset and liability method of accounting for income taxes in accordance with Statement of Financial Accounting Standards, No. 109, `Accounting for Income Taxes'. Under this method, deferred tax assets and liabilities are recognised for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.

(h)    RESEARCH AND DEVELOPMENT COSTS

Research and development costs are expensed as incurred.

(i)    USE OF ESTIMATES

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and to amounts of revenues and expenses during the reporting period to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(j)    FOREIGN CURRENCIES

Assets and liabilities of operations denominated in foreign currencies are translated into USD using exchange rates in effect at the end of the period while revenues and expenses are translated at average exchange rates.

The national currencies of the individual companies are the functional currencies(German mark for OR Industrial Computers GmbH and ORTEC Electronic Assembly GmbH, and the U.S. dollar for OR Computers Inc.). Translation gains and losses are recorded as a separate component of shareholders' equity.

                                                                    (Continued)
kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                      Notes to Combined Financial Statements

Gains and losses from foreign currency transactions are included in net income for the period. A net transaction gain of USD 23,349 for 1996 is included in selling, general and administrative expenses in the accompanying combined statements of operations. The current year income includes USD 2,617 realised losses during the year and USD 30,158 unrealised gains at the year-end.



2.     TRADE ACCOUNTS RECEIVABLES, NET

Receivables, net at December 31, 1997 and 1996 consist of the following:

                                                        1997                 1996
                                                     ----------           ----------
                                                       USD                   USD
Accounts receivable                                   4,184,214            2,643,708
Less: allowance for doubtful accounts                   133,521               75,056
                                                      ---------            ---------
                                                      4,050,693            2,568,652
                                                      ---------            ---------
                                                      ---------            ---------


3.     DUE FROM SHAREHOLDERS

The amounts result from short-term loans granted to the shareholders. The loans bear interest of 5% p.a..



4.     OTHER CURRENT ASSETS

Other current assets at December 31, 1997 and 1996 consist of:

                                                         1997         1996
                                                        -------      --------
                                                          USD          USD
Taxes refundable                                         16,624       175,342
Deposits                                                 27,963        32,241
Others                                                   14,089        74,689
                                                         ------       -------
                                                         58,676       282,272
                                                         ------       -------
                                                         ------       -------


                                                                    (Continued)
kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                      Notes to Combined Financial Statements

5.     INVENTORIES

Inventories at December 31, 1997 and 1996 consist of:

                                                            1997                  1996
                                                          ----------           ----------
                                                             USD                  USD
Raw materials                                              1,010,824            1,146,290
Work in process                                              581,899              386,332
Finished goods and merchandise                               107,750                1,225
Advance payments                                              13,153                    0
                                                           ---------            ---------
                                                           1,713,626            1,533,847
                                                           ---------            ---------
                                                           ---------            ---------


6.     PROPERTY AND EQUIPMENT, NET

Property and equipment at December 31, 1997 and 1996 consist of the following:

                                                             1997                  1996
                                                            --------             --------
                                                               USD                  USD
Computer and communication equipment                         176,945              103,031
Software                                                      38,970               35,682
Furniture, fixtures and leasehold
  improvements                                               736,439              768,070
Automobiles                                                   70,316               81,076
                                                           ---------              -------
                                                           1,022,670              987,859
                                                           ---------              -------
Less accumulated depreciation and amortization               830,804              763,814
                                                           ---------              -------
                                                             191,866              224,045
                                                           ---------              -------
                                                           ---------              -------


Total depreciation expense amounts to USD 214,471 in fiscal year 1997 and USD 308,047 in fiscal year 1996.





                                                                     (Continued)
kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                      Notes to Combined Financial Statements

7.     SHORT-TERM BORROWINGS

Short-term borrowings at December 31, 1997 and 1996 consist of:

                                                                                   1997               1996
                                                                                  ------             ------
                                                                                   USD                USD
Bayerische Vereinsbank AG, Augsburg
Current account                                                                    0.00              90,614
                                                                                  -----              ------
                                                                                  -----              ------


The current account bears interest of 7.75% p.a. at year-end 1996. Interest expense was USD 938 for 1996 and USD 15,645 for 1997. Borrowings are granted under a line-of-credit agreement with Bayerische Vereinsbank AG, Augsburg, which totals DM 300,000.00 and expired at December 31, 1997. No collateral has been provided.



8.     NOTES PAYABLE

Madeleine Schlagbauer and Janet Schlagbauer both granted in 1993 a loan with a nominal value of DM 50,000.00 to OR Industrial Computers GmbH. The loans bear an interest of at least 8% and maximum 15% p.a. depending on the income for the year. The notes payable agreements were terminated effective December 31, 1997. The loans were repaid in May 1998.



9.     DUE TO SHAREHOLDERS

The amounts result from short-tem loans granted by the shareholders. The loans bear an interest rate of 5% p.a..











                                                                     (Continued)
kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                      Notes to Combined Financial Statements

10.    OTHER ACCRUED EXPENSES AND OTHER LIABILITIES

Other accrued expenses for fiscal year 1996 mainly consist of bonus amounts for 1995 and 1996 for the managing directors (USD 631,987), advertising contributions to foreign distributors (USD 95,767), outstanding vacation (USD 62,120) and warranty (USD 62,237).

In fiscal year 1997 other accrued expenses mainly consist of bonus amounts for 1996 and 1997 (USD 323,248), advertising contributions to foreign distributors (USD 83,000), compensation payments to a former distributor (USD 99,000), outstanding vacation (USD 84,329), warranty (USD 62,462) and outstanding invoices (USD 25,848).

Other liabilities at December 31, 1997 and 1996 can be summarised as follows:


                                                                                   1997               1996
                                                                                 -------            -------
                                                                                   USD                 USD
Wage tax, social security                                                         55,945             93,127
Sundry                                                                            65,850             75,916
                                                                                 -------            -------
                                                                                 121,795            169,043
                                                                                 -------            -------
                                                                                 -------            -------


11.    SHAREHOLDERS' EQUITY

Shareholders' equity consists of subscribed capital, retained earnings and cumulative foreign currency translation adjustments.

At December 31, 1997 and 1996 combined share capital amounted to USD 87,443.













                                                                     (Continued)
kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                      Notes to Combined Financial Statements

12.    COMMITMENTS AND CONTINGENCIES

The Company leases office facilities and equipment under operating leases with remaining terms of up to 4 years. Future minimum lease payments under non-cancellable operating leases as of December 31, 1997 are as follows:

                                                       USD (`000)
                                                       ----------
        1998                                               186
        1999                                               157
        2000                                               157
        2001                                               158
        thereafter                                         162
                                                       ----------
                                                           820
                                                       ----------
                                                       ----------


13.    NET SALES

Net sales comprise the following geographical areas:


                                                             1997              1996
                                                          ----------         ----------
                                                          USD (`000)         USD (`000)
Germany                                                        5,898              7,901
United States                                                  2,437              1,120
France                                                         1,969                912
United Kingdom                                                   261                605
Others                                                         1,492              1,942
                                                          ----------         ----------
                                                              12,057             12,480
                                                          ----------         ----------
                                                          ----------         ----------





                                                                     (Continued)
kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                      Notes to Combined Financial Statements

14.    INCOME TAXES

Income before taxation was subject to tax as follows:

                                                                                     1997             1996
                                                                                   ---------        -----------
                                                                                      USD              USD
Corporate income tax
           current                                                                   871,731          1,025,930
           deferred                                                                    9,520                  0
                                                                                   ---------        -----------
                                                                                     881,251          1,025,930
                                                                                   ---------        -----------
Trade income tax
           current                                                                   550,849            641,950
           deferred                                                                    3,341                  0
                                                                                   ---------        -----------
                                                                                     554,190            641,950
                                                                                   ---------        -----------
Total income tax expense                                                           1,435,441          1,667,880
                                                                                   ---------        -----------
                                                                                   ---------        -----------


A reconciliation of Local Country statutory rate of corporate income tax and trade income tax to the effective rate is as follows:

                                                                                      1997              1996
                                                                                     -----              ----
                                                                                        %                 %
Combined Local Country statutory rate                                                  57                 57
Diminution of corporate income tax due to profit distribution to
    shareholders                                                                      (13)               (12)
Other                                                                                   0                  4
                                                                                     -----              ----
                                                                                       44                 49
                                                                                     -----              ----
                                                                                     -----              ----


The tax effects of temporary differences are immaterial.



                                                                     (Continued)
kpmg

                         OR Industrial Computers GmbH
                       ORTEC Electronic Assembly GmbH and
                                OR Computers Inc.

                      Notes to Combined Financial Statements

15.      SUBSEQUENT EVENTS

Effective July 1, 1998 SBS Technologies Inc. acquired a 100% voting in OR Computers Inc., a 50.1% voting interest in OR Industrial Computers GmbH and a 50.2% voting interest in ORTEC Electronic Assembly GmbH. The remaining voting interests in OR Industrial Computers GmbH and ORTEC Electronic Assembly GmbH can be acquired by SBS Technologies Inc. effective March 1, 1999.

SBS TECHNOLOGIES, INC.
PRO FORMA CONSOLIDATED
BALANCE SHEET (UNAUDITED)


                                                               MARCH 31, 1998
                                                       ----------------------------
                                                                           GERMAN         PRO FORMA
                                                           SBS              GROUP         ADJUSTMENTS    PRO FORMA
                                                       -------------     -----------     ------------   ----------
                                                                                 ASSETS
Current Assets:
     Cash and Cash Equivalents                          $ 21,952,739        364,608(2)    (9,653,745)   12,663,602
     Receivables                                          10,586,868      4,190,084                     14,776,952
     Inventories                                          10,153,737      2,190,059                     12,343,796
     Deferred Income Taxes                                 1,440,000            -                        1,440,000
     Income Tax Receivable                                   120,378            -                          120,378
     Prepaid Expenses                                        315,065         15,155                        330,220
     Other Current Assets                                    143,782             56                        143,838
                                                       ------------------------------------------------------------
          Total  Current Assets                           44,712,569      6,759,962       (9,653,745)   41,818,786
Property and Equipment, Net                                4,288,297        181,026                      4,469,323
Intangible Assets:
     Pre-acquisition Intangible Assets, Net               17,212,786            -                 -     17,212,786
     Excess of Estimated Cost of Acquisition
      Over the Estimated Fair Value of Net Assets
        Acquired                                                 -              -  (3)    10,450,223    10,450,223(10)
                                                       ------------------------------------------------------------
     Intangible Assets, Net                               17,212,786            -         10,450,223    27,663,009
Deferred Income Taxes                                      3,900,000            -                        3,900,000
Other Assets                                                  51,221        475,931                        527,152
                                                       ------------------------------------------------------------
          TOTAL ASSETS                                  $ 70,164,873      7,416,919          796,478    78,378,270
                                                       ------------------------------------------------------------
                                                       ------------------------------------------------------------

                                                                      LIABILITIES AND STOCKHOLDERS' EQUITY
                                                       ------------------------------------------------------------

Current Liabilities:
     Notes Payable to Related Parties                  $   2,954,063            -                        2,954,063
     Accounts Payable                                      2,629,971        422,474                      3,052,445
     Accrued Representative Commissions                      349,085            -                          349,085
     Accrued Salaries                                      1,730,365            -                        1,730,365
     Accrued Compensated Absences                            685,958            -                          685,958
     Income Taxes                                                -        1,567,507                      1,567,507
     Other Current Liabilities                             1,071,174      1,130,755(1)     4,204,935     6,406,864
                                                       ------------------------------------------------------------
          Total Current Liabilities                        9,420,616      3,120,736        4,204,935    16,746,287
Minority Interest                                                                  (4)       197,351       197,351
Stockholders' Equity:
       Common Stock                                       47,168,488            -  (2)       690,375    47,858,863
       Common Stock Warrants                                  79,563            -                 -         79,563
       Retained Earnings                                  13,496,206            -                 -     13,496,206(10)
       German Group Combined Equity                                       4,296,183(4)       (91,248)          -
                                                                                   (1)    (4,204,935)
                                                       ------------------------------------------------------------
                                                          60,744,257      4,296,183       (3,605,808)   61,434,632
                                                       ------------------------------------------------------------
          TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY                        $  70,164,873      7,416,919          796,478    78,378,270
                                                       ------------------------------------------------------------
                                                       ------------------------------------------------------------


                             See accompanying notes to pro forma consolidated financial statements.


SBS TECHNOLOGIES, INC.
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                   YEAR ENDED JUNE 30, 1997            PROFORMA
                                                ---------------------------    ---------------------------
                                                    SBS        GERMAN GROUP    ADJUSTMENTS     COMBINED
                                                ------------   ------------    -----------    ------------
REVENUE                                          $52,814,568     10,955,911                    63,770,479
COST OF SALES                                     24,910,271      4,441,394                    29,351,665
                                                 --------------------------------------------------------
GROSS PROFIT                                      27,904,297      6,514,517                    34,418,814
S G & A EXPENSES                                  10,223,374      3,061,979                    13,285,353
R & D EXPENSES                                     4,422,152      1,350,745                     5,772,897
ACQUIRED IN-PROCESS R & D CHARGE                  11,000,000            -                      11,000,000
AMORTIZATION OF INTANGIBLE ASSETS                  1,504,524            -   (5)    1,045,022    2,549,546
                                                 --------------------------------------------------------
OPERATING INCOME                                     754,247      2,101,793       (1,045,022)   1,811,018
INTEREST INCOME (EXPENSE)                             14,438         56,014(6)      (657,141)    (870,934)
                                                                           (7)      (284,245)
                                                 --------------------------------------------------------
INCOME BEFORE INCOME TAXES
 AND MINORITY INTEREST                               768,685      2,157,807       (1,986,408)     940,084
INCOME TAXES                                         307,000      1,051,020(8)      (804,495)     553,525
                                                 --------------------------------------------------------
INCOME BEFORE MINORITY INTEREST                      461,685      1,106,787       (1,181,913)     386,559
MINORITY INTEREST                                                       -  (9)      (701,325)    (701,325)
                                                 --------------------------------------------------------
NET INCOME (LOSS)                                    461,685      1,106,787       (1,883,238)    (314,766)
                                                 --------------------------------------------------------
                                                 --------------------------------------------------------
COMMON SHARES OUTSTANDING                          4,535,746                                    4,559,746
INCOME (LOSS) PER COMMON SHARE                          0.10                                        (0.07)

COMMON SHARES - ASSUMING DILUTION                  5,280,221                                    4,559,746
INCOME (LOSS) PER COMMON SHARE -
 ASSUMING DILUTION                                      0.09                                        (0.07)



                See accompanying notes to pro forma consolidated financial statements.

SBS TECHNOLOGIES, INC.
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                    NINE MONTHS ENDED
                                                      MARCH 31, 1998                       PROFORMA
                                                -----------------------------    ------------------------------
                                                    SBS         GERMAN GROUP     ADJUSTMENTS         COMBINED
                                                ------------   --------------   -------------       -----------
REVENUE                                           53,634,931     10,076,114                         63,711,045
COST OF SALES                                     23,311,661      2,794,855                         26,106,516
                                                 -------------------------------------------------------------
GROSS PROFIT                                      30,323,270      7,281,259                 -       37,604,529
S G & A EXPENSES                                  11,935,699      2,547,825                         14,483,524
R & D EXPENSES                                     5,607,995      1,181,274                          6,789,269
AMORTIZATION OF INTANGIBLE ASSETS                  1,418,721             (5)            783,766      2,202,487
                                                 -------------------------------------------------------------
OPERATING INCOME                                  11,360,855      3,552,160            (783,766)    14,129,249
INTEREST INCOME (EXPENSE)                            690,303        (20,548)(6)        (236,528)        71,352
                                                                            (7)        (361,875)
                                                 -------------------------------------------------------------
INCOME BEFORE INCOME TAXES
 AND MINORITY INTEREST                            12,051,158      3,531,612          (1,382,169)    14,200,601
INCOME TAXES                                       4,880,600      1,336,147 (8)        (573,600)     5,643,147
                                                 -------------------------------------------------------------
INCOME BEFORE MINORITY INTEREST                    7,170,558      2,195,465            (808,569)     8,557,454
MINORITY INTEREST                                                       -   (9)      (1,065,998)    (1,065,998)
                                                 -------------------------------------------------------------
NET INCOME                                         7,170,558      2,195,465          (1,874,567)     7,491,456
                                                 -------------------------------------------------------------
                                                 -------------------------------------------------------------
COMMON SHARES OUTSTANDING                          5,557,505                                         5,581,505
INCOME PER COMMON SHARE                                 1.29                                              1.34
COMMON SHARES - ASSUMING DILUTION                  6,143,406                                         6,167,406
INCOME PER COMMON SHARE -
 ASSUMING DILUTION                                      1.17                                              1.21



                     See accompanying notes to pro forma consolidated financial statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1 Adjustment for dividend payable to former owner of German Group, approximately $2.8 million to be paid on October 1, 1998 and the remaining balance subsequent to December 31, 1999.

2    Adjustment to cash consists of the cash portion
     of the purchase price plus acquisition costs               $  (9,653,745)

3    Excess of estimated cost of acquisition over the
     fair value of net assets:
       Cash portion of the purchase price plus
          acquisition costs                                      $  9,653,745
       Issuance of SBS stock                                          690,375
       Less estimated fair value of German Group net
          assets                                                      (91,248)
       Minority interest                                              197,351
                                                                -------------
       Goodwill                                                    10,450,223
                                                                -------------
                                                                -------------

4 Elimination of remaining German Group historical stockholders' equity and recognition of minority interest.

5 Amortization of intangible assets for the year ended June 30, 1997 and the nine month period ended March 31, 1998 of $1,045,022 and $783,766, respectively. Amortization has been computed utilizing a weighted average ten year life (see note 10 below).

6 Interest expense for the year ended June 30, 1997 due to assumed borrowing of $9,650,000 on July 1, 1996 for the purchase of the German Group, with assumed repayment on November 30, 1996 (date of SBS common stock offering), and the dividend payable to the former owner of the German Group.

7 Reduction of interest income for the year ended June 30, 1997 and the nine month period ended March 31, 1998 in the amount of $284,245 and $361,875, respectively.

8 Record tax effect of amortization of intangible assets, increase in interest expense and reduction of interest income at 40.5% and 41.5% statutory income tax rates for the year ended June 30, 1997 and the nine month period ended March 31, 1998, respectively.

9    Record  minority interest effect in statement of operations.

10 The allocation of the purchase price is in process and it is expected that a portion of the purchase price will be allocated to in-process research and development which, under GAAP, will be immediately expensed by SBS. The charge to SBS earnings will be recognized in the quarter ending September 30, 1998, and it is possible that such charge will result in SBS reporting a net loss for such quarter.